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                                    CUFUND

                         SHORT-TERM MATURITY PORTFOLIO
                           ADJUSTABLE RATE PORTFOLIO

                    SUPPLEMENT DATED APRIL 15, 1998 TO THE
              PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
                           DATED SEPTEMBER 30, 1997

THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS AMENDED AND SUPPLEMENTED TO REFLECT A CHANGE IN THE PORTFOLIO MANAGER OF THE SHORT-TERM MATURITY PORTFOLIO. THE COMBINED PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION IS AMENDED AND SUPPLEMENTED AS FOLLOWS:

James F. Dykstal no longer serves as a portfolio manager to the Short-Term Maturity Portfolio. Accordingly, the fourth and fifth paragraphs under the section "The Adviser" on page 8 are deleted and replaced with the following:

  Maurice A. Kerins III, Senior Investment Adviser, joined the Adviser in October 1996. Mr. Kerins manages the daily cash positions of the Short-Term Maturity and Adjustable Rate Portfolios and, in conjunction with Mr. Fox, determines the overall strategy of the Portfolios. Mr. Kerins has managed the Short-Term Maturity Portfolio since March 1, 1998 and the Adjustable Rate Portfolio since October 1996. He also advises 25 portfolios of member credit unions under the Network Investment Advisory Service. He has worked in the fixed income markets since 1983.

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              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CUF-A-008-03